UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 25, 2006
Dycom Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	0-5423	59-1277135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11770 US Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of Principal Executive Offices) (Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 627-7171
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 25, 2006, Dycom Industries, Inc. (“Dycom”) entered into an Amendment to the Employment Agreement (the “Agreement”) with H. Andrew DeFerrari, Vice President and Chief Accounting Officer, with an effective date as of July 14, 2006. The Agreement extends Mr. DeFerrari’s employment period automatically for additional one year periods, unless written notice of either party’s intention not to extend has been given to the other party at least 60 days prior to the expiration of the then effective term. The Agreement is attached here to as Exhibit 10.1 and is incorporated in its entirety by reference herein.
Item 2.02. Results of Operations and Financial Conditions.
On August 29, 2006, Dycom issued a press release announcing its financial results for its fourth fiscal quarter and year ended July 29, 2006. Dycom also provided guidance for the next fiscal quarter. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.
On August 30, 2006 Dycom held a conference call to review the results of its fourth fiscal quarter ended July 29, 2006 and to address its outlook. A transcript of that call is attached hereto as Exhibit 99.2 and is incorporated in its entirety by reference herein.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     None.
(b) Pro forma financial information.
     None.
(c) Exhibits.

Exhibit No.	Description
10.1	Amendment to the Employment Agreement of H. Andrew DeFerrari entered into on August 25, 2006.

99.1	Press release of Dycom Industries, Inc. issued on August 29, 2006.

99.2	Transcript of Dycom Industries, Inc. conference call to review the results of its fourth fiscal quarter ended July 29, 2006 and address its outlook, which took place on August 30, 2006.

     The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, unless the Registrant specifically states that it is so incorporated by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYCOM INDUSTRIES, INC.
Date: August 31, 2006	By:	/s/ Richard L. Dunn
Richard L. Dunn
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to the Employment Agreement of H. Andrew DeFerrari entered into on August 25, 2006.

99.1	Press release of Dycom Industries, Inc. issued on August 29, 2006.

99.2	Transcript of Dycom Industries, Inc. conference call to review the results of its fourth fiscal quarter ended July 29, 2006 and address its outlook, which took place on August 30, 2006.

5